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                               Janus Aspen Series
                         International Value Portfolio
                                 Service Shares

                       Supplement Dated February 13, 2004
                      to Currently Effective Prospectuses

Effective May 1, 2004, International Value Portfolio will change its name to "Foreign Stock Portfolio" and will adopt a policy to invest at least 80% of its net assets in foreign stocks, as defined in the Prospectus. The Portfolio will continue to emphasize investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth and will normally invest in issuers from at least five different countries, excluding the United States.

You should consider this information in deciding whether the Portfolio is an appropriate investment for you.

110-31-020 02/04
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                               Janus Aspen Series
                    Risk-Managed Large Cap Growth Portfolio
                     Risk-Managed Large Cap Core Portfolio
                                 Service Shares

                       Supplement Dated February 13, 2004
                      to Currently Effective Prospectuses

Effective May 1, 2004, Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio will change their names to "Risk-Managed Growth Portfolio" and "Risk-Managed Core Portfolio" respectively, and will eliminate their policies to invest at least 80% of their respective net assets in large capitalization securities. No change is anticipated in the day-to-day management of the Portfolios as a result of the elimination of these policies. Risk-Managed Growth Portfolio will continue to use a mathematical approach to invest in stocks selected from the universe of its benchmark index, which is the Russell 1000 Growth Index. Risk-Managed Core Portfolio will continue to use a mathematical approach to invest in stocks selected from the universe of its benchmark index, which is the S&P 500 Index.

You should consider this information in deciding whether either of these Portfolios is an appropriate investment for you.

110-31-019 02/04